4Q22 & FY22 Earnings Presentation Ma r c h   8 ,   2 0 2 3 1 E x h i b i t 9 9 . 2

Disclaimer Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward‐looking statements and may often, but not always, be identified by the use of words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward‐looking statements include statements about the expected benefits of Earthstone Energy, Inc. (“ESTE,” “Earthstone” or the “Company”) and its stockholders from Earthstone’s recent acquisitions of oil and gas properties, the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward‐looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to successfully integrate the oil and gas properties it has recently acquired and achieve anticipated benefits from them; risks relating to any unforeseen liabilities of Earthstone or the oil and gas properties it has recently acquired; declines in oil, natural gas liquids or natural gas prices; developments in the Russia‐Ukraine conflict; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment writedowns; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; Earthstone’s ability to generate sufficient cash flows from operations to fund all or portions of its future capital expenditures budget or to support a shareholder return program; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; oilfield service cost inflation; social, market and regulatory efforts to address climate change; and the direct and indirect impact on most or all of the foregoing on the COVID‐19 pandemic or future variants. Earthstone’s annual report on Form 10‐K for the year ended December 31, 2022, quarterly reports on Form 10‐Q, recent current reports on Form 8‐ K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward‐looking statements included in this presentation speak only as of the date of this presentation and Earthstone undertakes no obligation to revise or update publicly any forward‐looking statements except as required by law. . This presentation contains estimates of Earthstone’s future Adjusted EBITDAX, Free Cash Flow and 2023 production, capital expenditures and expense guidance. The actual levels of production, capital expenditures and operating expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand for hydrocarbons and unanticipated delays in production and well completions. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone’s expectations. Earthstone’s ability to fund its 2023 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated production and completion delays and increases in costs associated with drilling, production and transportation. Use of Non‐GAAP Information This presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”) such as PV‐10, free cash flow and Adjusted EBITDAX. Such non‐GAAP measures are not alternatives to GAAP measures, and you should not consider these non‐GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non‐GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to the Appendix or to Earthstone’s press release for the year ended December 31, 2022. Cautionary Note on Reserves and Resource Estimates The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves or locations not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. You are urged to consider closely the oil and gas disclosures in our 2022 Form 10‐K and our other reports and filings with the SEC. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third‐party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third‐party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third‐party sources described above. 2

High Free Cash Flow Generation with  Modest Reinvestment Needs Modest cash flow needed to   maintain production levels, creates robust  free cash flow generation1 Top Basins /  Long Inventory Life Delaware Basin and Midland Basin  asset base with ~10 years of high  quality inventory life The New Earthstone: Significantly Larger Scale, Same Core Values 3 1. Free cash flow is a non‐GAAP measure defined as Adjusted EBITDAX less interest expense, less the current portion of income tax expense, less accrual‐based capital expenditures. See Appendix for reconciliation of non‐GAAP financial measures. 2. Based on 12/31/22 Total Debt divided by Annualized 4Q22 Adjusted EBITDAX.  Greater Efficiency from  Increased Critical Mass Seven acquisitions since early 2021  increased production by >5x and  improved cost and operating efficiencies Low Leverage Achieved year‐end 2022 leverage of 0.8x² Commitment & Focus “Do the right thing” commitment  to stakeholders, employees and  environment Shareholder Returns  “New Earthstone” provides  opportunities to consider further  shareholder returns

Texas New Mexico   A Much Larger Earthstone: Corporate Snapshot 4Note:  See Appendix for footnotes. Earthstone Acreage Permian Basin Area MIDLAND BASIN DELAWARE BASIN Select Operational Data 352 MMBoe Estimated Proved Reserves1 $4.6 Billion Proved PV‐10 at Strip1 104,766 Boe/d  (45% Oil) 4Q22 Production ~212,000 Permian Net Acres Select Financial Data 0.8x 4Q22 LQA Leverage² ~850  Gross Operated  Drilling Locations3 Stock Price (3/3/23) $15.14 Market Cap $2.1 B YE22 Net Debt $1.1 B Enterprise Value $3.2 B Shares Outstanding (3/2/23) 140.4 MM YE22 Undrawn Revolver $680 MM

2022 Key Accomplishments

Significant step-change in 2022 positions Earthstone for *substantial opportunities* to enhance existing Permian asset base and *generate shareholder value*

1 **Proven Permian Consolidator**

Invested over $2.0 Billion in 3 Significant Delaware and Midland Basin Acquisitions

2 **Production Growth**

Strong well results and operational performance drove estimated production to more than 104,000 Boepd (45% oil) in 4Q22

3 **Proved Reserves Growth**

Increased Proved Reserves volume by ~150%[1]

4 **Shareholder Returns**

Repurchased ~2% of Outstanding Shares in 4Q22

5 **Strong Balance Sheet**

Maintained Strong Balance Sheet with LQA Leverage of 0.8x[2]

6 **Record Financial Results**

Adjusted EBITDAX of $1.1 billion; Free Cash Flow of over $500 million[3]

1. Total estimated proved reserves as of 1/1/23 using SEC pricing.
2. Based on 12/31/22 Total Debt divided by Annualized 4Q22 Adjusted EBITDAX.
3. Adjusted EBITDAX and Free Cash Flow are non-GAAP financial measures. See Appendix for definitions and reconciliations.

5

Value Accretion to Shareholders 6 1. Based on 12/31/22 Total Debt divided by Annualized 4Q22 Adjusted EBITDAX.  2. Total debt‐adjusted shares is calculated as share count as of year‐end date (YE22 as of 3/2/22) plus the quotient of net debt at year‐end and closing share price as of year‐end date. Share prices were $5.33, $10.94, $14.23 for YE20, YE21 and  YE22, respectively. 3. Proved reserves value based on SEC pricing for each respective year. Accretion to shareholders while maintaining low leverage (0.8x Debt/Last‐Quarter‐Annualized  EBITDAX at YE22)¹ $5.47 $17.00 $21.28 YE20 YE21 YE22 Proved Reserves Value per Debt‐Adjusted Share²,³ 63.0 93.8 179.8 YE20 YE21 YE22 Last‐Quarter‐Annualized Production per  Debt‐Adjusted Share (Mboe per Share)²

Shareholder Value Accretion Reflected in Significant Proved Reserves Growth

Robust Value Growth in Proved Reserves With Majority Coming from Proved Developed Reserves Additions



$7.8 B
368 MMBoe
$2.0 B
148 MMBoe
$0.5 B
79 MMBoe
$4.6 B
352 MMBoe¹
PUD
PD
Current valuation significantly below total proved reserves value
$3.2 B
YE20 SEC Pricing
YE21 SEC Pricing
YE22 SEC Pricing
1/1/23 Reserves 12/30/22 Strip¹
Enterprise Value

~$3.6B

Estimated Proved Developed Value at Strip

Current PD reserves value is significantly higher than current enterprise value[1]

>9x

Proved Strip PV-10 Uplift from YE20

With estimated PD reserves composing ~71% of the total proved reserves value

~$25 per share

In Proved Reserves Value at Strip

Based on common shares outstanding and net debt[2]

Note: PV-10 is a non-GAAP financial measure. See Appendix for reconciliation.

1. Estimated PD reserves value of $3.6 billion as of 1/01/23 at NYMEX strip pricing as of 12/30/22. See Appendix for additional details.
2. Calculated as 1/1/23 estimated proved reserves value at NYMEX strip pricing as of 12/30/22 less net debt and divided by share count of ~140.4 million as of 3/2/23; net debt as of 12/31/22.

7

Date Announced FY 2020A 12/18/20 4/1/21 10/4/21 12/16/21 1/31/22 6/28/22 Acquisitions Total Acquisition Price ($MM)(1) $182.0 $126.5 $73.2 $603.8 $860.0 $627.1 $2,473 Considera on Mix (% Cash / % Stock) 72% / 28% 65% / 35% 67% / 33% 68% / 32% 57% / 43% 92% / 8% 70% / 30% Proved Developed PV‐10 ($mm) (2) $173 $153 $116 $421 $1,012 $857 $2,732 Acquired Drilling Locations(3) 70 49 ‐ 414 49 114 696 ~15,300 ~100,000⁴ ESTE 4Q'20 IRM Tracker Foreland Chisholm Bighorn Titus 4Q22E Acquisition Success Enabling Earthstone’s Step‐Change in Scale • Earthstone has achieved significant scale through acquisitions in the Permian  • Low decline base production profile and high quality inventory enables moderate production growth Pathway to Scale – Production (Boe/d) Note: See Appendix for footnotes. 8 ¹ ² ³ FY  2023E

 $‐  $500  $1,000  $1,500  $2,000  $2,500  $3,000 IRM Tracker Foreland Chisholm Bighorn Titus $  in  m ill io ns Conservative Valuation Methodology Leads to High Impact Acquisitions 9 Cumulative Proved Developed Reserves Value Greater Than Combined Total Purchase Price1 1. Cumulative estimated PD value based upon forward strip pricing at the time of each announced transaction.  Cumulative PD PV‐10 value  Cumulative Purchase Price IRM Tracker Chisholm Bighorn Titus 696 Gross Operated Drilling Locations  Acquired Across all six significant transactions, proved  developed value of reserves has underpinned  purchase price1 Undeveloped locations acquired “virtually” free as PD value of  acquired properties is higher than cumulative total purchase price

Reserves and Inventory

Robust Proved Developed and Inventory Profile

- Total Proved Developed Reserves PV-10 value of ~$3.6 billion exceeds current enterprise value[1]
- Over 850 high-quality gross operated drilling locations provide significant runway for future development

1P Reserves PV-10 Value as of 1/1/23[1]

	PV-10 Value ($MM)
Proved Developed	$3,615
Proved Undeveloped	$947
Total Proved	$4,562

Gross Operated Locations[2]


Reagan/Irion
Upton
Midland/Ector
Eddy
Lea
~850
Gross Operated Locations

1P Reserves as of 1/1/23[1]


29%
352
MMBoe
71%
PD
PUD

1. Represents management's estimates for reserves as of 1/1/23 utilizing NYMEX strip pricing as of 12/30/22. PV-10 is a non-GAAP financial measure. See Appendix for reconciliation.
2. Includes all locations across reserve categories. Defined as locations that are estimated to generate at least a 10% rate of return at $70/Bbl and $3.00/mmBtu.

10

MIDLAND New Mexico   Earthstone Acreage Texas Deep Inventory of High‐Return Drilling Locations 11 Recent Well Results # Pad Peak IP‐ 30  (Boepd) Oil  (%) Lateral  Length  (ft) WI  (%) 1 Stetson 13‐24 Fed Com  (2 Wells) 1,042 92% ~10,325’  63% 2 Jade 34‐3 Fed  (2 Wells) 1,019 85% ~9,855’ 52% 3 Squeeze 2 ST Com  (3 Wells) 1,606 82% ~4,600’ 49% 4 Whittenburg  (3 Wells) 968 90% ~9,850’ 100% 5 Whiskey River  (3 Wells) 853 85% ~9,830’ 100% 6 TSRH East 18‐20  (4 Wells) 1,054 81% ~14,300’ 65% 1 2 3 4 5 6 Note: The Jade 34‐3 Fed – 2‐Wells represents the first 35 days of production.  DELAWARE

Company Guidance

Guidance	FY 2023		
Production (Boe/d)	96,000	-	104,000
% Oil		~44%	
% Liquids		~69%	
Total Capital Expenditures ($MM)	$725	-	$775
Lease Operating Expense ($/Boe)	$8.25	-	$9.00
Production & Ad Valorem Taxes (% of Revenue)	7.25%	-	7.75%
Cash G&A ($MM)[1]	$50	-	$55
Current Income Taxes at $75/bbl $3/mmBtu ($MM)	$15	-	$25

Earthstone continues five-rig drilling program to pursue the *most capital efficient, oil-weighted projects* to optimize free cash flow generation and project returns

Delaware Basin

- 3 Rigs
- Spud ~45 Gross Operated Wells
- Average Well Lateral Length of ~8,900 Feet
- ~69% Average Working Interest
- ~$335 MM-$360 MM D&C Capex

Midland Basin

- 2 Rigs
- Spud ~37 Gross Operated Wells
- Average Well Lateral Length of ~9,600 Feet
- ~84% Average Working Interest
- ~$300 MM-$320 MM D&C Capex

Note: Guidance is forward-looking information that is subject to considerable change and numerous risks and uncertainties, many of which are beyond Earthstone's control. See "Forward-Looking Statements".

1. Cash G&A is a non-GAAP financial measure defined as general and administrative expenses excluding stock-based compensation.

12

Low-Cost Operator – Leader in Permian SMid-Cap Peer Group

Earthstone provides *low-cost operational excellence* across existing and recently acquired assets

FY22 "All-in" Cash Costs Per Boe[1]



SMid-Cap
Peer Average: $18.04
$13.43
$14.94
$16.09
$16.20
$16.74
$17.29
$18.08
$21.90
Peer 1
Peer 2
ESTE
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
ESTE
Permian Large-Cap Peers
Permian SMid-Cap Peers

1. All-in cash costs are calculated as the sum of LOE, ad valorem & production taxes, transportation expense, and expensing of capitalized & non-capitalized cash G&A and interest expense expressed on a per Boe basis. Permian Large-Cap peers include FANG and PXD. Permian SMid-Cap peers include CPE, MTDR, PR, SM and VTLE. Cash G&A is a non-GAAP financial measure defined as general and administrative expenses excluding stock-based compensation.

13

Earthstone Offers an Attractive Value Opportunity

- ESTE has one of the lowest EV / EBITDAX multiples and one of the highest Free Cash Flow yields

Enterprise Value to 2023E EBITDAX



Permian Large-Cap
Permian SMid-Cap
Non-Permian SMid-Cap
2.5x
5.2x
4.8x
4.7x
3.7x
3.0x
2.8x
2.0x
5.2x
4.2x
3.3x
3.1x
3.0x
3.0x
2.8x
ESTE
Peer 1
Peer 3
Peer 4
Peer 6
Peer 10
Peer 12
Peer 14
Peer 2
Peer 5
Peer 7
Peer 8
Peer 9
Peer 11
Peer 13

2023E Free Cash Flow Yield



Permian Large-Cap
Permian SMid-Cap
Non-Permian SMid-Cap
19%
9%
12%
8%
12%
13%
15%
16%
9%
10%
12%
14%
15%
16%
21%
ESTE
Peer 1
Peer 3
Peer 4
Peer 14
Peer 6
Peer 12
Peer 10
Peer 5
Peer 7
Peer 2
Peer 8
Peer 13
Peer 9
Peer 11

Source: Company filings, press releases, Wall Street research, analyst expectations sourced from FactSet and share prices as of 3/3/23. Note: Free Cash Flow Yield is calculated by dividing Free Cash Flow by Market Capitalization. Future Adjusted EBITDAX and Free Cash Flow for Earthstone are forward-looking information that is subject to considerable change and numerous risks and uncertainties, many of which are beyond Earthstone's control. See "Forward-Looking Statements". Permian Large-Cap includes FANG and PXD. Permian SMid-Cap includes CPE, MTDR, PR, SM and VTLE. Non-Permian SMid Cap includes CHRD, CIVI, CRGY, MGY, NOG, PDCE and ROCC.

14

Liquidity and Capital Structure Benefitting from Expanded Scale and Bond Offering 15 Significant Liquidity Supports All Potential  Capital Allocation Scenarios • Borrowing Base has grown from $240 MM at  YE20 to $1.85 B driven primarily by high value  reserves and production additions1 • $1.2 B of elected commitments under Credit  Facility maturing in 2027 • YE22 facility utilization only ~43% of current  $1.2 B of elected commitments • Robust estimated PD reserves of ~$3.6 B with  low corporate decline rate (~25%) support  continued availability1 • $550 MM unsecured senior notes, 8% coupon,  matures in 2027 1. Estimated PD reserves of ~$3.6 billion reflect proved developed reserves as of 1/1/23 utilizing NYMEX strip pricing as of 12/30/22. See Appendix for additional details. $0 $500 $1,000 $1,500 $2,000 YE20 YE21 YE22 $  in  m ill io ns Drawn RBL Debt Undrawn RBL Commitments Uncommitted Borrowing Base Availability

Responsible Management of Fugitive Emissions and Flaring 16 “Do the Right Thing” approach and proactive plan driving reductions in GHG emissions and flaring 68% Reduction vs. 2020 Below peer average 2021 Flaring Intensity of 0.7% (operated gas flared /  operated gas produced) 66% Note: Peers include CDEV, CPE, FANG, MTDR, PXD, SM, and  VTLE. Data complied from company published data for most recent available year (2020 or 2021) and from publicly available EPA reports as of June 30, 2022. 2021 Greenhouse Gas Emissions Intensity of 7.9 (T CO2e / Mboe) 36% Reduction vs. 2020 Below peer average 44%

Progressing Our Sustainability Initiatives While Leading the Pack 17 Key Environmental Priorities Focus on  Responsible Operatorship Minimize fugitive emissions with the installation of  emission reducing equipment in conjunction with  new facility construction: – Vapor Recovery Units (“VRUs”) – Air compression equipment for Pneumatic  Actuators – Participation in fly over surveys  Leak Detection and Repair (“LDAR”) active since  2019 and complemented by FLIR imagery  feedback program Target Zero Flaring: Connect natural gas pipelines  ahead of flowback and first production negates  need for flaring Vast majority of water disposal occurs on pipeline,  reducing truck hauls and CO2 emissions 0.2% 0.2% 0.2% 0.4% 0.4% 0.4% 0.5% 0.5% 0.6% 0.6% 0.7% 0.8% 1.0% 1.0% 1.1% 1.2% 1.3% 1.5% 1.5% 1.6% 2.1% ESTE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 ESTE Among the Leaders in Permian Flaring Intensity Regardless of Market Cap1,2 Earthstone Mega‐Cap Permian SMID‐Cap Permian Large‐Cap Permian 1. Data courtesy of Rystad Energy, “Permian Flaring Intensity Report from February 2022”.  2. Mega‐Cap peers include BP, COP, CVX, and XOM. Large‐Cap peers include APA, CLR, DVN, EOG, FANG, MRO, OVV, OXY, and PXD. SMID‐Cap peers include CDEV, CPE, CTRA, MTDR, PDCE, SM, and VTLE.

Transformed Earthstone Provides Significant Shareholder Value Creation Opportunity 18 Earthstone Management has consistently shown fundamental conservatism in assessing and  executing a broader corporate strategy of value driven investment in high quality assets,  operating cost leadership, and management of its balance sheet offering investors a reliable and predictable opportunity to invest in a growing operator. Greater Efficiency Achieved from  Increased Critical Mass Robust Inventory in the Premier Shale  Basins of the US Significant Free Cash Flow Generation with  Low Reinvestment Needs Historically Low Leverage and Expect to  Remain Below 1.0x Improving the Opportunity to Implement  Meaningful Shareholder Returns Committed to Delivering for Stakeholders,  Employees, and the Environment

Appendix 19

Development Optionality Across A Larger Footprint

Scaled Development Plans

Continuous multi-zone development program spread across both Midland and Delaware Basin positions with typical development spacing at 3-5 wells per section

Delaware: ~45,000 net acres

3,200' gross thickness

- 1st Bone Spring Carb / Avalon Shale
- 1st Bone Spring Sand
- 2nd Bone Spring Carb
- 2nd Bone Spring Sand
- 3rd Bone Spring Carb
- 3rd Bone Spring Sand
- Wolfcamp A / XY
- Wolfcamp B

- Primary Target Zones
- Secondary Target Zones

Midland: ~167,000 net acres

2,575' -3,650' gross thickness

- Middle Spraberry Shale
- Lower Spraberry Sands
- Jo Mill Silt
- Lower Spraberry Shale
- Dean
- Wolfcamp A
- Upper Wolfcamp B
- Lower Wolfcamp B
- Wolfcamp C
- Wolfcamp D / Cline Shale


Earthstone Acreage
New Mexico
MIDLAND
DELAWARE
Texas

20

Oil and Gas Hedge Summary

Focused on protecting cash flow while leaving upside for a stronger commodity outlook

- Utilize a mix of collars, swaps and puts on oil and gas production
- Oil production is ~39% hedged for 2023[3]
- Gas production is ~38% hedged for 2023[3]
- Waha basis is nearly 100% hedged for 2023 through financial swaps and volumes priced out-of-basin[3]
  - Significant 2024 Waha basis hedges in place

Oil Hedge Positions (WTI based, Bbls/d, and $/Bbl)[1]



Swaps
Puts
Collars
17,811
$62.71 / $86.24
$63.83
$76.94
1Q 2023
18,500
$62.47 / $87.56
$63.83
$76.94
2Q 2023
16,500
$62.47 / $87.56
$64.54
$76.94
3Q 2023
16,500
$62.47 / $87.56
$64.54
$76.94
4Q 2023
17,322
$62.52 / $87.26
$64.12
$76.94
FY 2023

Natural Gas Hedge Positions (HH based, MMBtu/d, and $/MMBtu)[2]



Swaps
Collars
84,700
$4.721 / $11.116
$3.400
1Q 2023
70,200
$3.381 / $5.748
$3.349
2Q 2023
70,200
$3.381 / $5.748
$3.349
3Q 2023
58,570
$3.334 / $5.253
$3.349
4Q 2023
70,844
$3.818 / $7.442
$3.352
FY 2023

Note: Includes all WTI and Henry Hub hedges as of 3/1/23. Does not include basis swaps.
1. Reflects weighted average swap price, put price (net of deferred premiums) and weighted average collar floor / ceiling prices each quarter.
2. Reflects weighted average swap price and weighted average collar floor / ceiling prices each quarter.
3. Based on midpoint of FY23 production guidance.

21

Oil and Gas Hedge Positions

WTI Oil Hedges - Swaps

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl
1Q 2023	405,000	4,500	$76.94
2Q 2023	409,500	4,500	$76.94
3Q 2023	414,000	4,500	$76.94
4Q 2023	414,000	4,500	$76.94
FY 2023	1,642,500	4,500	$76.94

WTI Oil Hedges - Collars

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Floor)	$/Bbl (Ceiling)
1Q 2023	631,000	7,011	$62.71	$86.24
2Q 2023	700,700	7,700	$62.47	$87.56
3Q 2023	708,400	7,700	$62.47	$87.56
4Q 2023	708,400	7,700	$62.47	$87.56
FY 2023	2,748,500	7,530	$62.52	$87.26

WTI Midland Argus Crude Basis Swaps

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Differential)
1Q 2023	2,385,000	26,500	$0.91
2Q 2023	2,411,500	26,500	$0.91
3Q 2023	2,346,000	25,500	$0.92
4Q 2023	2,346,000	25,500	$0.92
FY 2023	9,488,500	25,996	$0.92

WTI Deferred Premium Puts

Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Put Price)	$/Bbl (Net of Premium)
1Q 2023	567,000	6,300	$69.21	$63.83
2Q 2023	573,300	6,300	$69.21	$63.83
3Q 2023	395,600	4,300	$70.00	$64.54
4Q 2023	395,600	4,300	$70.00	$64.54
FY 2023	1,931,500	5,292	$69.53	$64.12

HH Gas Hedges - Swaps

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
1Q 2023	232,500	2,583	$3.400
2Q 2023	1,137,500	12,500	$3.349
3Q 2023	1,150,000	12,500	$3.349
4Q 2023	1,150,000	12,500	$3.349
FY 2023	3,670,000	10,055	$3.352

HH Gas Hedges - Collars

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu (Floor)	$/MMBtu (Ceiling)
1Q 2023	7,390,500	82,117	$4.721	$11.116
2Q 2023	5,250,700	57,700	$3.381	$5.748
3Q 2023	5,308,400	57,700	$3.381	$5.748
4Q 2023	4,238,400	46,070	$3.334	$5.253
FY 2023	22,188,000	60,789	$3.818	$7.442

WAHA Differential Basis Swaps

Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
1Q 2023	12,600,000	140,000	($1.674)
2Q 2023	12,740,000	140,000	($1.674)
3Q 2023	12,880,000	140,000	($1.674)
4Q 2023	12,880,000	140,000	($1.674)
FY 2023	51,100,000	140,000	($1.674)
FY 2024	36,600,000	100,000	($1.050)

Note: Hedgebook as of 3/1/23.

22

SEC Proved Reserves Summary & PV-10 – Year-End 2022

As shown in the table below, Earthstone's estimated proved reserves at year end 2022 were estimated by Cawley, Gillespie & Associates, Inc. ("CGA"), independent petroleum engineers, and which was prepared in accordance with Securities and Exchange Commission ("SEC") guidelines, were approximately 367.9 million barrels of oil equivalent ("MMBoe"). SEC rules require that calculations of economically recoverable reserves use the unweighted average price on the first day of the month for the prior twelve-month period. The resulting oil and natural gas prices used for Earthstone's 2022 year end reserve report, prior to adjusting for quality and basis differentials, were $93.67 per barrel and $6.358 per million British Thermal Units ("MMBtu"), respectively. SEC prices net of differentials were $95.82 per barrel, $39.24 per equivalent barrel of NGL and $5.51 per MMBtu.

Year-End 2022 SEC Proved Reserves

Reserves Category	Oil (Mbbls)	Gas (MMcf)	NGL (Mbbls)	Total (Mboe)	PV-10 ($ in thousands)
Proved Developed	88,759	574,762	80,168	264,721	$5,840,674
Proved Undeveloped	49,641	167,404	25,673	103,215	$1,948,945
Total	**138,400**	**742,166**	**105,841**	**367,936**	**$7,789,619**

PV-10 is a measure not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") that differs from a measure under GAAP known as "standardized measure of discounted future net cash flows" in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows (in thousands):

Reconciliation of PV-10

Present value of estimated future net revenues (PV-10)	$7,789,619
Future income taxes, discounted at 10%	$1,065,118
Standardized measure of discounted future net cash flows	**$6,724,501**

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Reconciliation of Non‐GAAP Financial Measure – Adjusted EBITDAX 24 4Q 2022 Adjusted EBITDAX ($ in 000s) 1. Consists of expense for non‐cash equity awards and cash‐based liability awards that are expected to be settled in cash. On February 8, 2023, cash‐based liability awards were settled in the aggregate amount of $14.5 million. Stock‐ based compensation is included in General and administrative expense in the Condensed Consolidated Statements of Operations. Earthstone uses Adjusted EBITDAX, a financial measure that is not presented in accordance with GAAP. Adjusted EBITDAX is a supplemental non‐GAAP financial measure that is used by Earthstone’s management and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. Earthstone’s management believes Adjusted EBITDAX is useful because it allows Earthstone to more effectively evaluate its operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Earthstone defines Adjusted EBITDAX as net income (loss) plus, when applicable, (gain) loss on sale of oil and gas properties, net; accretion of asset retirement obligations; depletion, depreciation and amortization; transaction costs; interest expense, net; exploration expense; unrealized loss (gain) on derivative contracts; stock based compensation(1); and income tax expense (benefit). Earthstone excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within their industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP or as an indicator of Earthstone’s operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Earthstone’s computation of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies or to similar measures in Earthstone’s revolving credit facility. The following table provides a reconciliation of Net income (loss) to Adjusted EBITDAX for: FY 2022 Adjusted EBITDAX ($ in 000s) 4Q22 Net income (loss) $185,157  Accretion of asset retirement obligations $789  Depreciation, depletion and amortization $110,144  Interest expense, net $23,890  Transaction costs ($3,870) (Gain) loss on sale of oil and gas properties, net $903  Exploration expense $152  Unrealized (gain) loss on derivative contracts ($42,163) Stock based compensation(1) $20,257  Income tax expense (benefit) $42,743  Adjusted EBITDAX $338,002  FY22 Net income (loss) $650,617  Accretion of asset retirement obligations $2,652  Depreciation, depletion and amortization $301,813  Interest expense, net $66,821  Transaction costs $8,248  (Gain) loss on sale of oil and gas properties, net ($13,900) Exploration expense $2,492  Unrealized (gain) loss on derivative contracts ($70,769) Stock based compensation(1) $35,369  Income tax expense (benefit) $124,416  Adjusted EBITDAX $1,107,759

Reconciliation of Non‐GAAP Financial Measure – Free Cash Flow 25 4Q 2022 Free Cash Flow ($ in 000s) Free Cash Flow is a non‐GAAP financial measure that Earthstone uses as an indicator of our ability to fund our development activities and reduce our leverage. Earthstone defines Free Cash Flow as Net cash provided by operating activities; less (1) Settlement of asset retirement obligations, Gain on sale of office and other equipment, Amortization of deferred financing costs and Change in assets and liabilities from the Condensed Consolidated Statements of Cash Flows; plus (2) Transaction costs, Exploration expense and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations; plus (3) the liability portion of stock‐based compensation which is included in General and administrative expense in the Condensed Consolidated Statements of Operations; less (4) Capital expenditures (accrual basis). Alternatively, Free Cash Flow could be defined as Adjusted EBITDAX (defined above), less interest expense, less the current portion of income tax expense, less accrual‐based capital expenditures. Management believes that Free Cash Flow, which measures Earthstone’s ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. The following table provides an alternate calculation of Free Cash Flow for the periods indicated: FY 2022 Free Cash Flow ($ in 000s) 4Q22 Adjusted EBITDAX $338,002  Interest expense, net ($23,890) Current portion of income tax benefit (expense) $2,271  Capital expenditures (accrual basis) ($181,884) Free Cash Flow $134,499  FY22 Adjusted EBITDAX $1,107,759  Interest expense, net ($66,821) Current portion of income tax benefit (expense) ($1,811) Capital expenditures (accrual basis) ($530,596) Free Cash Flow $508,531

Reconciliation of Non‐GAAP Financial Measure – Adjusted Diluted Shares 26 Earthstone defines “Adjusted Diluted Shares” as the weighted average shares of Class A Common Stock ‐ Diluted outstanding plus the weighted average shares of Class B Common Stock outstanding. Our Adjusted Diluted Shares measure provides a consolidated and comparable per share measurement when presenting results such as Adjusted EBITDAX that includes the interests of both Income attributable to Earthstone and the Income attributable to noncontrolling interest. Adjusted Diluted Shares is used in calculating several metrics that we use as supplemental financial measurements in the evaluation of our business, none of which should be considered as an alternative to, or more meaningful than, net income as an indicator of operating performance. Adjusted Diluted Shares for the periods indicated: 4Q22 Class A Common Stock ‐ Diluted 107,877,979 Class B Common Stock 34,260,337 Adjusted Diluted Shares 142,138,316 FY22 Class A Common Stock ‐ Diluted 96,328,217 Class B Common Stock 34,278,075 Adjusted Diluted Shares 130,606,292 4Q 2022 Adjusted Diluted Shares FY 2022 Adjusted Diluted Shares

Estimated Proved Reserves Summary as of 01/01/23 at NYMEX Strip Pricing as of 12/30/22 27 This summary of proved developed and undeveloped reserve volumes and values as shown in the table below are based on management estimates and has been prepared as of January 1, 2023, utilizing NYMEX strip benchmark prices and basis differentials as of December 30, 2022, and in regard to PV‐10, discounting cash flows at a rate of 10%. PV‐10 Value  ($mm) Proved Developed $3,615,486 Proved Undeveloped $947,306 Total  Proved $4,562,792 1P Reserves (MMBoe) Proved Developed 250.7 Proved Undeveloped 101.2 Total  Proved 351.9

Market Capitalization Table 281. Based on shares outstanding as of 3/2/23. ($ in millions, except share price) Class  A Common Stock (MM)¹ 106.2 Class  B Common Stock (MM)¹ 34.2 Total Common Stock Outstanding (MM) 140.4 Stock Price  (as  of 3/3/23) $15.14 Market Capitalization $2,125.7 Plus : YE22 Net Debt $1,053.9 Enterprise Value $3,179.5

Notes and Supplemental Information

- Management has provided forwarding looking charts and figures on various slides that utilize a "maintenance capital" scenario. These figures are for example purposes only and do not constitute specific guidance beyond 2023. In addition, the assumptions utilized for this scenario are as follows;
  - Future production levels beyond 2023 are roughly flat with the projected guidance provided by management
  - Capital costs for development and operating field costs on a unit basis are held roughly flat to guidance
  - The corporate PDP decline rate is estimated at ~25% for 2023 and continues to decline at slightly lower rates in the following years

Recent Strip Pricing (12/30/2022)

Year	WTI	HH
2023	$79.07	$4.30
2024	$73.89	$4.28
2025	$69.77	$4.40
2026	$66.55	$4.47
2027	$63.87	$4.43

Supplementary Footnotes (Page 4)

1. Total estimated proved reserves as of 01/1/23 using NYMEX strip pricing as of 12/30/22.
2. Based on 12/31/22 Total Debt divided by Annualized 4Q22 Adjusted EBITDAX.
3. Defined as locations that are estimated to generate at least a 10% rate of return at $70/Bbl and $3.00/mmBtu.

Supplementary Footnotes (Page 8)

1. IRM Acquisition price of $186MM based on $50.8MM of equity consideration (approximately 12.7MM Class A shares and ESTE share price of $3.99 on 12/16/20) and cash consideration of $135.2MM. Tracker Acquisition price of $126MM based on $44.2MM of equity consideration (approximately 6.2MM Class A shares and ESTE share price of $7.24 on 3/30/21) and cash consideration of $81.6MM. Includes assets from Tracker Resource Development III, LLC and from affiliates of Sequel Energy. Foreland Acquisition price of $73.2MM consisting of $49.2MM cash consideration and 2.6 MM Class A shares and ESTE share price of $9.20 on 9/30/21. Chisholm Acquisition price of $604MM based on $194MM of equity consideration (approximately 19.4MM Class A shares and ESTE share price of $9.98 on 12/15/21) and cash consideration of $410MM. Bighorn Acquisition price of $860MM based on equity consideration of $90MM (approximately 6.8MM Class A shares and ESTE share price of $13.25 on 1/28/22) and $770MM in cash ($280MM of cash raised via PIPE that was converted into 25.2MM shares of Class A Common Stock). Titus Acquisition price of $627MM based on equity consideration of $52MM (approximately 3.9MM Class A shares and ESTE share price of $13.51 on 6/24/22) and $575MM in cash. Cash consideration for all acquisitions as described above is prior to purchase price adjustments.
2. Based on ESTE estimates; PV-10 as of 12/1/20 based on NYMEX strip pricing as of 11/30/20 for IRM, as of 3/1/21 based on NYMEX strip pricing as of 3/29/21 for Tracker, as of 7/1/21 based on NYMEX strip pricing as of 9/30/21 for Foreland, as of 11/1/21 based on NYMEX strip pricing as of 12/8/21 for Chisholm, as of 1/1/22 based on NYMEX strip pricing as of 1/18/22 for Bighorn, and as of 8/1/22 based on NYMEX strip prices as of 6/17/22 for Titus.
3. ESTE estimated gross operated drilling locations exceeding ESTE rate of return threshold based on 11/30/20 NYMEX strip pricing for IRM, $50/bbl flat oil pricing for Tracker, 12/8/21 NYMEX strip pricing for Chisholm, 1/18/22 NYMEX strip pricing for Bighorn and on NYMEX strip pricing as of 6/17/22 for Titus.
4. Midpoint of FY 2023 Production Guidance.

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